UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2014
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.
On November 18, 2014, The Home Depot, Inc. (the "Company") issued a press release, attached as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the fiscal quarter ended November 2, 2014.
The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 8.01.     Other Events.
Introductory Note
The Company is including updated "Risk Factors" with this report to provide additional information on risk and uncertainties that could affect the forward-looking statements included in the press release attached as Exhibit 99.1 hereto. When we refer to the "Company," "we," "us" or "our" in this Item 8.01, we are referring to The Home Depot, Inc. and its consolidated subsidiaries.
Risk Factors
Strong competition could adversely affect prices and demand for our products and services and could decrease our market share.
We operate in markets that are highly competitive. We compete principally based on customer service, price, store location and appearance, and quality, availability and assortment of merchandise. In each market we serve, there are a number of other home improvement stores, electrical, plumbing and building materials supply houses and lumber yards. With respect to some products and services, we also compete with specialty design stores, showrooms, discount stores, local, regional and national hardware stores, mail order firms, warehouse clubs, independent building supply stores and, to a lesser extent, other retailers, as well as with installers of home improvement products. In addition, we face growing competition from online and multichannel retailers, some of whom have a lower cost structure than ours, as our customers increasingly use computers, tablets, smart phones and other mobile devices to shop online and compare prices and products in real time. Intense competitive pressures from one or more of our competitors or our inability to adapt effectively and quickly to a changing competitive landscape could affect our prices, our margins or demand for our products and services. If we are unable to timely and appropriately respond to these competitive pressures, including through maintenance of superior customer service and customer relationships, our market share and our financial performance could be adversely affected.
We may not timely identify or effectively respond to consumer needs, expectations or trends, which could adversely affect our relationship with customers, our reputation, the demand for our products and services, and our market share.
The success of our business depends in part on our ability to identify and respond promptly to evolving trends in demographics; consumer preferences, expectations and needs; and unexpected weather conditions, while also managing appropriate inventory levels and maintaining high levels of customer service. It is difficult to successfully predict the products and services our customers will demand. As the housing and home improvement market recovers, resulting changes in demand will put further pressure on our ability to meet customer needs and expectations and maintain high service levels. Customer expectations about the methods by which they purchase and receive products or services are also evolving. Customers are increasingly using technology and mobile devices to rapidly compare products and prices and to purchase products. Once products are purchased, customers are seeking alternate options for delivery of those products. We must continually anticipate and adapt to these changes in the purchasing process. We have implemented programs like Buy Online, Ship to Store and Buy Online, Pick-up In Store, and are in the process of rolling out Buy Online, Deliver From Store, but we cannot guarantee that these programs or others we may implement will be implemented successfully or will meet customers' needs and expectations. Customers are also using social media to provide feedback and information about our Company and products and services in a manner that can be quickly and broadly disseminated. To the extent a customer has a negative experience and shares it over social media, it may impact our brand and reputation. Further, we have an aging store base that requires maintenance and space reallocation initiatives to deliver the shopping environment that our customers desire. Failure to maintain our stores and utilize our store space effectively, to provide a compelling online presence and to timely identify or respond to changing consumer preferences, expectations and home improvement needs could adversely affect our relationship with customers, our reputation, the demand for our products and services, and our market share.
Our success depends upon our ability to attract, train and retain highly qualified associates while also controlling our labor costs.
Our customers expect a high level of customer service and product knowledge from our associates. To meet the needs and expectations of our customers, we must attract, train and retain a large number of highly qualified associates while at the same time controlling labor costs. Our ability to control labor costs is subject to numerous external factors, including prevailing wage rates and health and other insurance costs, as well as the impact of legislation or regulations governing labor relations, minimum wage, or healthcare benefits. In addition, we compete with other retail businesses for many of our associates in hourly positions, and we invest significant resources in training and motivating them to maintain a high level of job satisfaction. These positions have historically had high turnover rates, which can lead to increased training and retention costs, particularly if the economy continues to improve and employment opportunities increase. There is no assurance that we will be able to attract or retain highly qualified associates in the future.
Uncertainty regarding economic conditions and other factors beyond our control could adversely affect demand for our products and services, our costs of doing business and our financial performance.
Our financial performance depends significantly on the stability of the housing, residential construction and home improvement markets, as well as general economic conditions, including changes in gross domestic product. Adverse conditions in or uncertainty about these markets or the economy could adversely impact consumer confidence, causing our customers to delay purchasing or determine not to purchase home improvement products and services. Other factors beyond our control – including high levels of unemployment and foreclosures, interest rate fluctuations, fuel and other energy costs, labor and healthcare costs, the availability of financing, the state of the credit markets, including mortgages, home equity loans and consumer credit, weather, natural disasters and other conditions beyond our control – could further adversely affect demand for our products and services, our costs of doing business and our financial performance.
We discovered a data breach in the third quarter of fiscal 2014 and are still in the process of determining the full extent of its impact and the impact of related government investigations and civil litigation on our results of operations, which could be material.
Our recent data breach involved the theft of certain payment card information and customer email addresses through unauthorized access to our network. As a result of the breach, we are facing at least 44 civil lawsuits filed in the U.S. and Canada, and other claims may be asserted on behalf of customers, payment card brands, payment card issuing banks, shareholders, or others seeking damages or other related relief, allegedly arising out of the data breach. We are also facing investigations by a number of state and federal agencies. These claims and investigations may adversely affect how we operate our business, divert the attention of management from the operation of the business and result in additional costs and fines. In addition, the governmental agencies investigating the data breach may seek to impose injunctive relief, which could materially increase our data security costs, adversely impact how we operate our systems and collect and use customer information, and put us at a competitive disadvantage with other retailers.
Our investigation of the data breach is ongoing, and we are still in the process of assessing the financial and other impacts of the breach. It is possible that we will identify additional information that was accessed or stolen, or other unforeseen developments related to the data breach could occur, which could have a further adverse impact on our operations, financial results and reputation.

If our efforts to maintain the privacy and security of customer, associate, supplier or Company information are not successful, we could incur substantial additional costs, and become subject to further litigation, enforcement actions, and reputational damage.
Our business, like that of most retailers, involves the receipt, storage and transmission of customers' personal information, consumer preferences and payment card information, as well as confidential information about our associates, our suppliers and our Company. Our information systems are vulnerable to an increasing threat of continually evolving cybersecurity risks. Unauthorized parties may attempt to gain access to our systems or information through fraud or other means of deceiving our associates or third party service providers. Hardware, software or applications we develop or obtain from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. The methods used to obtain unauthorized access, disable or degrade service, or sabotage systems are also constantly changing and evolving, and may be difficult to anticipate or detect for long periods of time. We have implemented and regularly review and update processes and procedures to protect against unauthorized access to or use of secured data and to prevent data loss. However, the ever-evolving threats mean we must continually evaluate and adapt our systems and processes, and there is no guarantee that they will be adequate to safeguard against all data security breaches or misuses of data. Any future significant compromise or breach of our data security, whether external or internal, or misuse of customer, associate, supplier or Company data, could result in additional significant costs, lost sales, fines and lawsuits, and damage to our reputation. In addition, as the regulatory environment related to information security, data collection and use, and privacy becomes increasingly rigorous, with new and constantly changing requirements applicable to our business, compliance with those requirements could also result in additional costs.
We are subject to payment-related risks that could increase our operating costs, expose us to fraud or theft, subject us to potential liability and potentially disrupt our business.
We accept payments using a variety of methods, including cash, checks, credit and debit cards, PayPal, our private label credit cards and installment loan program, and gift cards, and we may offer new payment options over time. Acceptance of these payment options subjects us to rules, regulations, contractual obligations and compliance requirements, including payment network rules and operating guidelines, data security standards and certification requirements, and rules governing electronic funds transfers. These requirements may change over time or be reinterpreted, making compliance more difficult or costly. For certain payment methods, including credit and debit cards, we pay interchange and other fees, which may increase over time and raise our operating costs. We rely on third parties to provide payment processing services, including the processing of credit cards, debit cards, and other forms of electronic payment. If these companies become unable to provide these services to us, or if their systems are compromised, it could potentially disrupt our business. The payment methods that we offer also subject us to potential fraud and theft by criminals, who are becoming increasingly more sophisticated, seeking to obtain unauthorized access to or exploit weaknesses that may exist in the payment systems, as reflected in our recent data breach. If we fail to comply with applicable rules or requirements for the payment methods we accept, or if payment-related data is compromised due to a breach or misuse of data, we may be liable for costs incurred by payment card issuing banks and other third parties or subject to fines and higher transaction fees, or our ability to accept or facilitate certain types of payments may be impaired. In addition, our customers could lose confidence in certain payment types, which may result in a shift to other payment types or potential changes to our payment systems that may result in higher costs. As a result, our business and operating results could be adversely affected.
A failure of a key information technology system or process could adversely affect our business.
We rely extensively on information technology systems, some of which are managed or provided by third-party service providers, to analyze, process, manage and protect transactions and data. We also rely heavily on the integrity of, security of and consistent access to this data in managing our business. In order for these systems and processes to operate effectively, we or our service providers must periodically maintain and update them. Our systems and the third-party systems we rely on are subject to damage or interruption from a number of causes, including power outages; computer and telecommunications failures; computer viruses; security breaches; cyber-attacks; catastrophic events such as fires, floods, earthquakes, tornadoes, or hurricanes; acts of war or terrorism; and design or usage errors by our associates, contractors or third-party service providers. Although we seek to maintain our systems effectively and to successfully address the risk of compromises of the integrity, security and consistent operations of our systems, we may not be successful in doing so. As a result, we or our service providers could experience errors, interruptions, delays or cessations of service in key portions of our information technology infrastructure, which could significantly disrupt our operations and be costly, time consuming and resource-intensive to remedy.
Disruptions in our customer-facing technology systems could impair our interconnected retail strategy and give rise to negative customer experiences.
Through our information technology developments, we are able to provide an improved overall shopping environment and a multichannel experience that empowers our customers to shop and interact with us from computers, tablets, smart phones and other mobile devices. We use our website both as a sales channel for our products and also as a method of providing product, project and other relevant information to our customers to drive both in-store and online sales. We have multiple online communities and knowledge centers that allow us to inform, assist and interact with our customers. Multichannel retailing is continually evolving and expanding, and we must effectively respond to changing customer expectations and new developments. Disruptions, failures or other performance issues with these customer-facing technology systems could impair the benefits that they provide to our online and in-store business and negatively affect our relationship with our customers.
We rely on third-party suppliers. If we fail to identify and develop relationships with a sufficient number of qualified suppliers, or if our current suppliers experience financial difficulties, our ability to timely and efficiently access products that meet our high standards for quality could be adversely affected.
We buy our products from suppliers located throughout the world. Our ability to continue to identify and develop relationships with qualified suppliers who can satisfy our high standards for quality and our need to access products in a timely and efficient manner is a significant challenge. Our ability to access products from our suppliers can be adversely affected by political instability, military conflict, the financial instability of suppliers (particularly in light of continuing economic difficulties in various regions of the world), suppliers' noncompliance with applicable laws, trade restrictions, tariffs, currency exchange rates, any disruptions in our suppliers' logistics or supply chain networks, and other factors beyond our or our suppliers' control.
If we are unable to effectively manage and expand our alliances and relationships with selected suppliers of both brand name and proprietary products, we may be unable to effectively execute our strategy to differentiate ourselves from our competitors.
As part of our focus on product differentiation, we have formed strategic alliances and exclusive relationships with selected suppliers to market products under a variety of well-recognized brand names. We have also developed relationships with selected suppliers to allow us to market proprietary products that are comparable to national brands. Our proprietary products differentiate us from other retailers, generally carry higher margins than national brand products and represent a growing portion of our business. If we are unable to manage and expand these alliances and relationships or identify alternative sources for comparable brand name and proprietary products, we may not be able to effectively execute product differentiation, which may impact our sales and gross margin results.
Disruptions in our supply chain and other factors affecting the distribution of our merchandise could adversely impact our business.
A disruption within our logistics or supply chain network could adversely affect our ability to deliver inventory in a timely manner, which could impair our ability to meet customer demand for products and result in lost sales, increased supply chain costs or damage to our reputation. Such disruptions may result from damage or destruction to our distribution centers, weather-related events, natural disasters, trade restrictions, tariffs, third-party strikes or lock-outs, shipping capacity constraints, supply or shipping interruptions or costs, or other factors beyond our control. Any such disruption could negatively impact our financial performance or financial condition.
The implementation of our supply chain and technology initiatives could disrupt our operations in the near term, and these initiatives might not provide the anticipated benefits or might fail.
We have made, and we plan to continue to make, significant investments in our supply chain and technology. These initiatives are designed to streamline our operations to allow our associates to continue to provide high quality service to our customers, while simplifying customer interaction and providing our customers with a more interconnected retail experience. The cost and potential problems and interruptions associated with the implementation of these initiatives, including those associated with managing third-party service providers and employing new web-based tools and services, could disrupt or reduce the efficiency of our operations in the near term. In addition, our improved supply chain and new or upgraded technology might not provide the anticipated benefits, it might take longer than expected to realize the anticipated benefits, or the initiatives might fail altogether, each of which could adversely impact our competitive position and our financial condition, results of operations or cash flows.
If we are unable to manage effectively our installation service business, we could suffer lost sales and be subject to fines, lawsuits and damaged reputation.
We act as a general contractor to provide installation services to our do-it-for-me customers through third-party installers. As such, we are subject to regulatory requirements and risks applicable to general contractors, which include management of licensing, permitting and quality of our third-party installers. We have established processes and procedures that provide protections beyond those required by law to manage these requirements and ensure customer satisfaction with the services provided by our third-party installers. If we fail to manage these processes effectively or provide proper oversight of these services, we could suffer lost sales, fines and lawsuits, as well as damage to our reputation, which could adversely affect our business.
Our costs of doing business could increase as a result of changes in, increased enforcement of, or adoption of new federal, state or local laws and regulations.
We are subject to various federal, state and local laws and regulations that govern numerous aspects of our business. Recently, there have been a large number of legislative and regulatory initiatives and reforms, as well as increased enforcement of existing laws and regulations by federal, state and local agencies. Changes in, increased enforcement of, or adoption of new federal, state or local laws and regulations governing minimum wage or living wage requirements, other wage, labor or workplace regulations, cybersecurity and data privacy, the sale of some of our products, transportation, logistics, supply chain transparency, taxes, energy costs or environmental matters could increase our costs of doing business or impact our store operations. Healthcare reform under the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 could adversely impact our labor costs and our ability to negotiate favorable terms under our benefit plans for our associates.
If we cannot successfully manage the unique challenges presented by international markets, we may not be successful in our international operations.
Our ability to successfully conduct retail operations in, and source products and materials from, international markets is affected by many of the same risks we face in our U.S. operations, as well as unique costs and difficulties of managing international operations. Our international operations, including any expansion in international markets, may be adversely affected by local laws and customs, U.S. laws applicable to foreign operations and other legal and regulatory constraints, as well as political and economic conditions. Risks inherent in international operations also include, among others, potential adverse tax consequences, greater difficulty in enforcing intellectual property rights, risks associated with the Foreign Corrupt Practices Act and local anti-bribery law compliance, challenges in our ability to identify and gain access to local suppliers and the impact of foreign currency exchange rates and fluctuations.
The inflation or deflation of commodity prices could affect our prices, demand for our products, our sales and our profit margins.
Prices of certain commodity products, including lumber and other raw materials, are historically volatile and are subject to fluctuations arising from changes in domestic and international supply and demand, labor costs, competition, market speculation, government regulations and periodic delays in delivery. Rapid and significant changes in commodity prices may affect the demand for our products, our sales and our profit margins.
Changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters could significantly affect our financial results or financial condition.
Generally accepted accounting principles and related accounting pronouncements, implementation guidelines and interpretations with regard to a wide range of matters that are relevant to our business, such as revenue recognition, asset impairment, impairment of goodwill and other intangible assets, inventories, lease obligations, self-insurance, tax matters and litigation, are highly complex and involve many subjective assumptions, estimates and judgments.

Changes in these rules or their interpretation or changes in underlying assumptions, estimates or judgments could significantly change our reported or expected financial performance or financial condition.
We are involved in a number of legal proceedings, and while we cannot predict the outcomes of those proceedings and other contingencies with certainty, some of these outcomes may adversely affect our operations or increase our costs.
In addition to the matters discussed above with respect to the data breach, we are involved in a number of legal proceedings, including government inquiries and investigations, and consumer, employment, tort and other litigation that arise from time to time in the ordinary course of business. Litigation is inherently unpredictable, and the outcome of some of these proceedings and other contingencies could require us to take or refrain from taking actions which could adversely affect our operations or could result in excessive verdicts. Additionally, defending against these lawsuits and proceedings may involve significant expense and diversion of management's attention and resources from other matters.
Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of The Home Depot, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Carol B. Tomé
Name:	Carol B. Tomé
Title:	Chief Financial Officer and Executive Vice President – Corporate Services
Date: November 17, 2014

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Home Depot, Inc.